ELFUN TRUSTS

ELFUN INTERNATIONAL EQUITY FUND

ELFUN DIVERSIFIED FUND

ELFUN INCOME FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN GOVERNMENT MONEY MARKET FUND

(each a “Fund” and collectively the “Funds”)

Supplement Dated July 3, 2014

To the Statement of Additional Information (“SAI”) dated April 30, 2014

Effective July 3, 2014, the SAI is revised as follows:

On page 62 of the SAI, under the section entitled “Who May Own Fund Units,” the first paragraph is deleted in its entirety and replaced with the following:

The Prospectus lists eligible purchasers of Fund Units.

On page 74 of the SAI, under the section entitled “Management of the Funds,” the first paragraph under the section entitled “Investment Adviser and Administrator” is deleted in its entirety and replaced with the following:

General Electric Company (“GE”) is not a party to any Fund Agreement and does not sponsor any of the Funds. GE does not guarantee performance or continued operation of the Funds, or encourage participation in the Funds.

On page 87 of the SAI, under the section entitled “Purchase, Redemption and Exchange of Units – Purchase of Units,” the section entitled “By Website” is deleted in its entirety and replaced with the following:

Investors can purchase Units of a Fund by accessing the Funds’ website at www.geam.com selecting Elfun Investor/GE Employee as your website and following the instructions under My Account. Once a website transaction has been placed, it cannot be canceled or modified.

On page 89 of the SAI, under the section entitled “Purchase, Redemption and Exchange of Units – Redemption of Units,” the section entitled “By Website” is deleted in its entirety and replaced with the following:

Units may be redeemed, if so authorized on your application, by accessing the Funds’ website at www.geam.com by selecting Elfun Investor/GE Employee as your website and following the instructions under My Account. Once a website transaction has been placed, it cannot be canceled or modified.

On page 89 of the SAI, under the section entitled “Purchase, Redemption and Exchange of Units – Redemption of Units,” the third paragraph under the section entitled “By Telephone” is deleted in its entirety and replaced with the following:

Telephonic redemption requests may be difficult to implement in times of drastic economic or market changes. In the event unit-holders of a Fund are unable to contact the Fund by telephone, unit-holders should write to the Fund at its address set forth on the cover of the Funds’ Prospectus or access the Funds’ website at www.geam.com and selecting Elfun Investor/GE Employee. Telephone privileges may be suspended for a particular account upon notice or if the Distributor reasonably believes the caller or accountholder does not have legal capacity to effect transactions.

This Supplement should be retained with your SAI for future reference.